UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2007
TALX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)
11432 Lackland Road
St. Louis, Missouri 63146
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 214-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 17, 2007, the Company issued a press release (the “Press Release”) announcing that L. Keith Graves, Senior Vice President & Chief Financial Officer, has been assigned the additional title and related duties of President, Tax Management Services. In this new capacity, Mr. Graves will additionally be responsible for the operations of the Company’s unemployment tax and tax credits and incentives businesses. The Company also announced that Edward W. Chaffin, formerly President, UCeXpress, has been appointed Senior Vice President of Sales and Service, which makes him responsible for the Company’s combined sales and service organization.
     The foregoing description of the Press Release is qualified in its entirety by the copy of the Press Release, which is filed with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2007	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated April 17, 2007